FORUM FUNDS

                               QUADRA GROWTH FUND

                            QUADRA VALUE EQUITY FUND


                       Supplement Dated September 16, 1998
                       to Prospectus Dated August 1, 1998


Effective September 16, 1998, Forum Funds (the "Trust") will cease offering shares of Quadra Growth Fund and Quadra Value Equity Fund (the "Funds"). In addition, effective September 28, 1998, the Trust will terminate the exchange privileges applicable to the Funds. The Board of Trustees of the Trust is also considering initiating measures to close these Funds.

The Funds reserve the right to convert their portfolio holdings to cash and/or cash equivalents at any time.